                                                                   Exhibit 10.23

                                 AMENDMENT NO. 2
                             TO TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 2, dated as of April 30, 1999 (the "SECOND AMENDMENT"), to the Term Loan Agreement, dated as of April 30, 1998, as amended by Amendment No. 1 to the Term Loan Agreement (the "FIRST AMENDMENT") dated as of September 29, 1998 (the Term Loan Agreement as amended by the First Amendment, this Second Amendment and as may be further amended from time to time, the "LOAN AGREEMENT") by and among VISIBLE GENETICS CORP., a Delaware corporation (the "BORROWER"), and HILAL CAPITAL, LP, a Delaware limited partnership, HILAL CAPITAL QP, LP, a Delaware limited partnership, HILAL CAPITAL INTERNATIONAL, LTD., an exempted company formed under the laws of the Cayman Islands, Highbridge International LLC, a Cayman Islands company, and HILAL CAPITAL MANAGEMENT LLC, a Delaware limited liability company, as advisor for LEO HOLDINGS, INC. ("LHI") (each, a "LENDER" and collectively the "LENDERS"). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                              W I T N E S S E T H:

         The Borrower, the Lenders and C.J. Partners L.P. ("CJP") are parties to the Loan Agreement, pursuant to which the Lenders and CJP have made the Initial Loans and certain of the Lenders have made the Tranche A Loan to the Borrower.

         The Borrower and the Guarantor have requested that the Initial Maturity Date be extended to December 31,1999.

         The Borrower and the Guarantor have also requested the Lenders to permit Borrower, Guarantor and their Affiliates to incur secured Indebtedness which may be senior to the Obligations.

         In consideration for the extension of the Initial Maturity Date and the Lender's permission to incur secured Indebtedness senior to the Initial Loan, the Guarantor has agreed to issue to the Lenders additional warrants to purchase an aggregate of 140,000 common shares of the Guarantor.

         The Lenders have requested that the Tranche A Maturity Date be accelerated to July 1, 1999.

         Concurrently with the transactions contemplated by this Second Amendment, CJP is assigning to certain of the Lenders its entire interest in its Initial Loan in the principal amount of $500,000 (after the repayment of interest contemplated hereby) and LHI is assigning to certain of the Lenders $100,000 principal amount of its Initial Loan, such that after giving effect to such assignments, the ownership of the Initial Loans will be as set forth in EXHIBIT A hereto, which replaces Exhibit A to the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Loan Parties and the Lender hereby agree as follows:

         1. AMENDMENTS. The Loan Agreement is hereby amended as follows:

              (a) DEFINITIONS MODIFIED. Section 1.01 of the Loan Agreement is amended by modifying the following definitions:

                  (i) The definition of "INITIAL MATURITY DATE" is hereby deleted in its entirety, and the following is hereby substituted therefor:

                      "INITIAL MATURITY DATE" means December 31, 1999.

                  (ii) The definition of "TRANCHE A MATURITY DATE" is deleted in its entirety, and the following is hereby substituted therefor:

                       "TRANCHE A MATURITY DATE" means July 1, 1999.

              (b) DEFINITIONS ADDED. Section 1.01 of the Loan Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                  "PERMITTED SENIOR INDEBTEDNESS" means Indebtedness in a maximum principal amount not to exceed $5,000,000 in the aggregate outstanding at any time plus premium, interest, fees, expenses, reimbursements and other amounts, direct or contingent, for which Borrower, Guarantor or any of their Affiliates may hereafter be under obligation to one or more Senior Lenders and any promissory note, security agreement, pledge agreement, financing agreement, mortgage, deed of trust or other agreement or instrument related thereto, which by its terms is senior and prior to the Obligations pursuant to a Permitted Subordination Agreement.

                  "PERMITTED SUBORDINATION AGREEMENT" means a Subordination Agreement among the Lenders and the Senior Lenders, in the form of Exhibit B to this Amendment No. 2, or such other agreement (i) containing substantially the same material terms and conditions, or (ii) to which the Lenders may agree, which agreement may not be unreasonably withheld.

                  "SENIOR LENDERS" means any bank, lending institution, financial institution, fund, investment partnership or other institutional lender or a group of lenders that holds Permitted Senior Indebtedness

              (c) "SECTION 5.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDERS. The Lenders covenant and agree that if Borrower or Guarantor wish to enter into Permitted Senior Indebtedness, Lenders shall execute and deliver to the Senior Lenders a Permitted Subordination Agreement.

              (d) Section 6.02(a) of the Loan Agreement is hereby amended by: deleting the word "and" from the end of Section 6.02(a)(vi); adding the word "and" at the end of Section

6.02(a)(vii); and inserting immediately after Section 6.02(a)(vii) new Section 6.02(a)(viii) to read in its entirety as follows:

                  "(viii) Liens securing Permitted Senior Indebtedness in favor of the Senior Lenders.

              (e) Section 6.02(b) of the Loan Agreement is hereby amended by deleting the word "and" from the end of Section 6.02(b)(vii); adding the word "and" at the end of Section 6.02(b)(viii); and inserting immediately after
Section 6.02(b)(viii) new Section 6.02(b)(ix) to read in its entirety as follows:

                  "(ix)  Permitted Senior Indebtedness."

              (f) The Borrower and the Lenders agree that any other provision of the Loan Agreement or any other Loan Document, which is inconsistent with the terms and conditions set forth in this Second Amendment hereby is automatically deemed amended in such manner so at to make such provision consistent with the terms hereof.

         2. REPAYMENT OF INTEREST ON INITIAL LOANS. Concurrent herewith, the Borrower has paid all accured and unpaid interest on the Initial Loans, in the aggregate amount of $722,455, receipt of which hereby is acknowledged by the Lenders and CJP.

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") as of which each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Lender.

              (a) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

              (b) DELIVERY OF DOCUMENTS. The Lenders shall have received on or before the Amendment Effective Date the following:

                  (i) Counterparts of this Amendment No. 2 signed by Borrower;

                  (ii) An agreement by the Guarantor, in the form of Exhibit C hereto, pursuant to which the Guarantor (A) consents to this Second Amendment,
(B) acknowledges that the Guarantee and the Security Amendment remain in force and effect and extend to the Loan Agreement as amended by this Second Amendment and (C) acknowledges that the Additional Warrants (as defined below), and any securities issuable pursuant thereto, constitute "Registrable Securities" under, and as defined in, the Registration Rights Agreement; and

                  (iii) The Warrants between each Lender and the Guarantor, representing warrants to purchase, in the aggregate, 140,000 common shares of the Guarantor, issued pursuant to a Warrant Agreement substantially in the form attached as Exhibit D hereto

(the "Additional Warrants"), each duly executed by the Guarantor (the number of warrants to be issued to each Lender is set forth on Exhibit A to this Second Amendment)

         4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

              (a) No event has occurred and is continuing, or would result from the execution and delivery of this Second Amendment, which constitutes or would constitute a Default or an Event of Default.

              (b) The Borrower has the legal capacity to execute, deliver and perform this Second Amendment and the other Loan Documents to which the Borrower is a party and to perform the Loan Agreement, as amended hereby.

              (c) The execution, delivery and performance by the Borrower of this Second Amendment and the other Loan Documents to which the Borrower is a party, and the performance by the Borrower of the Loan Agreement, as amended hereby, (i) do not and will not contravene any law or, to the Borrower's knowledge, any contractual restriction binding on or otherwise affecting the Borrower, or any of the Borrower's properties, and (ii) do not and will not result in or require the creation of any Lien upon or with respect to any of the Borrower's properties, other than the security interests created by the Loan Documents or as otherwise set forth herein, except in the case of either (i) or
(ii) for any contravention or Lien which would not have a Material Adverse
Effect.

              (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for the due execution, delivery and performance by the Borrower of this Second Amendment or any other Loan Document to which the Borrower is a party, or the performance by the Borrower of the Loan Agreement, as amended hereby.

              (e) Each of this Second Amendment, the other Loan Documents to which the Borrower is a party and the Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general equity principles (whether considered in a proceeding in equity or at law).

         5. NEW NOTES. Against receipt of the Initial Notes, marked "Canceled", Borrower shall issue to each Lender a note (collectively, the "New Notes"), in the form of Exhibit E hereto, in the principal amounts set forth on Exhibit A hereto. Pursuant to the Loan Agreement, the New Notes shall constitute the "Initial Notes" as defined in the Loan Agreement.

         6. MISCELLANEOUS.

              (a) CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents to which any Loan Party is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that on and after the date hereof (i) all references in the Loan

Agreement to "this Agreement", "hereto", "hereof', "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Second Amendment, and (ii) all references in the other Loan Documents to which any Loan Party is a party to the "Loan Agreement", "thereto", "thereof', "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Second Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

              (b) COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

              (c) HEADINGS. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

              (e) COSTS AND EXPENSES. The Borrower agrees to pay or cause to be paid on demand, and to save the Lenders harmless against liability for the payment of, all reasonable fees and expenses of counsel to the Lenders in connection with the preparation, execution and delivery of this Second Amendment and the other related agreements, instruments and documents.

              (f) AMENDMENT AS LOAN DOCUMENT. The Borrower hereby acknowledges and agrees that this Second Amendment constitutes a "Loan Document." Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by the Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

              (g) WAIVER OF JURY TRIAL. EACH LOAN PARTY AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BORROWER:

                                    VISIBLE GENETICS CORP.

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    LENDERS:

                                    HILAL CAPITAL, LP

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    HILAL CAPITAL QP, LP

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    HILAL CAPITAL INTERNATIONAL, LTD.

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    HILAL CAPITAL MANAGEMENT LLC,
                                    as advisors to Leo Holdings, Inc.

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    HIGHBRIDGE INTERNATIONAL LLC

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                    C. J PARTNERS L.P. (solely with respect to
                                    Section 2 hereof)

                                    By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                       Lenders, Loan Amounts and Warrants

                                                       AMOUNT OF                NUMBER OF
LENDER                                                INITIAL LOAN         ADDITIONAL WARRANTS
------                                                ------------         -------------------
Hilal Capital, LP                                        $564,217                  11,284
Hilal Capital QP, LP                                    1,434,136                  28,683
Hilal Capital International, Ltd                        1,901,647                  38,033
Highbridge International LLC                            3,000,000                  60,000

Hilal Capital Management, LLC
    as advisor for Leo Holdings, Inc                      100,000                   2,000
                                                       ----------                 -------
         Total                                         $7,000,000                 140,000
                                                       ==========                 =======